Exhibit 10.27

WARRANT ISSUANCE AGREEMENT

WARRANT ISSUANCE AGREEMENT (this "Agreement"), dated as of June 24, 2013, by and among Oxford Resource Partners, LP, a Delaware limited partnership, with headquarters located at 41 South High Street, Suite 3450, Columbus, OH 43215 (the "Partnership"), Oxford Resources GP, LLC, a Delaware limited liability company and the sole general partner of the Partnership, with headquarters located at 41 South High Street, Suite 3450, Columbus, OH 43215 (the "General Partner"), and the investors listed on the Schedule of Holders attached hereto (individually, a "Holder" and collectively, the "Holders").

WHEREAS:

A.     The Partnership, the General Partner and each Holder is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

B.     A wholly-owned Subsidiary of the Partnership is the borrower under a Financing Agreement dated as of June [•], 2013 (as amended and in effect from time to time, the "Financing Agreement") by and among the Partnership and each Person (as defined below) named in the Lender Schedule attached thereto.

C.     To induce the Holders (or Affiliates thereof) to enter into the Financing Agreement and make the Loans (as defined in the Financing Agreement) to the Partnership, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Partnership and the General Partner has agreed to issue the Partnership Warrants and General Partner Warrants, respectively, described below to the Holders.

D.     The Partnership wishes to issue, upon the terms and conditions stated in this Agreement and the Financing Agreement, (i) warrants, in substantially the form attached hereto as Exhibit A (the "Common Unit Warrants"), representing the right to acquire Common Units (as defined in the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the "Limited Partnership Agreement")) (as exercised, collectively, the "Warrant Common Units"); and (ii) warrants, in substantially the form attached hereto as Exhibit B (the "Subordinated Unit Warrants", and together with the Common Unit Warrants, the "Partnership Warrants"), representing the right to acquire Subordinated Units (as defined in the Limited Partnership Agreement) (as exercised, collectively, the "Warrant Subordinated Units", and together with the Warrant Common Units, the "Partnership Warrant Units").

E.     The General Partner wishes to issue, upon the terms and conditions stated in this Agreement and the Financing Agreement, warrants, in substantially the form attached hereto as Exhibit C (the "General Partner Warrants", and together with the Partnership Warrants, the "Warrants"), representing the right to acquire Class B Units (as defined in the Third Amended and Restated Limited Liability Agreement of the General Partner, as amended (the "Limited Liability Company Agreement")) (as exercised, collectively, the "General Partner Warrant Units", and together with the Partnership Warrant Units, the "Warrant Units").

F.     Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Investors Rights’ Agreement, substantially in the form attached hereto as Exhibit D (the "Investors’ Rights Agreement") and an amendment to the Limited Liability Company Agreement (the "LLC Agreement Amendment") and an amendment to the Limited Partnership Agreement (the "Partnership Agreement Amendment"), pursuant to which the parties have made certain agreements and arrangements regarding the Warrants and Warrant Units, including provisions regarding the transfer thereof and certain registration rights with respect to the Warrant Units under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

G.     The Warrants and the Warrant Units collectively are referred to herein as the "Securities".

NOW, THEREFORE, the Partnership, the General Partner and each Holder hereby agree as follows:

1.             ISSUANCE OF WARRANTS.

(a)          Issuance of Warrants. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, (i) the Partnership shall issue, to each Holder, Partnership Warrants in the amounts set forth on the Schedule of Holders, and (ii) the General Partner shall issue, to each Holder, the General Partner Warrants in the amounts set forth on the Schedule of Holders (the "Closing"). The issuance of the Warrants to the Holders at the Closing is being made pursuant to the terms of the Financing Agreement, and no additional consideration shall be payable by the Holders to the Partnership or the General Partner with respect to the issuance of the Warrants. On the Closing Date, the parties shall execute and deliver to the other the appropriate Transaction Documents (as defined in Section 3(b)) to which it is a party.

(b)     Tax Reporting.  Each of the Partnership, the General Partner and the Holders hereby acknowledge and agree that the aggregate fair market value of the Warrants on the date hereof is $2,692,051, which amount shall be allocated to the Warrants as follows: $2,672,051 to the Common Unit Warrants, $10,000 to the Subordinated Unit Warrants and $10,000 to the General Partner Warrants.  Each of the Partnership, the General Partner and the Holders shall prepare their respective federal income tax returns in a manner consistent with this Section 1(b).

(c)          Closing. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City time, on the date hereof (or such other date and time as is mutually agreed to by the Partnership, the General Partner and each Holder), and shall occur concurrently with the closing of the transactions contemplated by the Financing Agreement, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

2.             EACH HOLDER'S REPRESENTATIONS AND WARRANTIES. Each Holder, severally and not jointly, represents and warrants with respect to only itself that:

(a)          No Public Sale or Distribution. Such Holder is (i) acquiring the Warrants and (ii) upon exercise of the Warrants (other than pursuant to a net issuance exercise as set forth in the Warrants)) will acquire the Warrant Units issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that, by making the representations herein, such Holder does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Holder is acquiring the Securities hereunder in the ordinary course of its business. Such Holder does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b)          Accredited Investor Status. Such Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

(c)          Reliance on Exemptions. Such Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Partnership and the General Partner are relying in part upon the truth and accuracy of, and such Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire the Securities.

(d)          Information. Such Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Partnership and materials relating to the offer and sale of the Securities that have been requested by such Holder. Such Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Partnership and the General Partner. Neither such inquiries nor any other due diligence investigations conducted by such Holder or its advisors, if any, or its representatives shall modify, amend or affect such Holder's right to rely on the Partnership's or the General Partner's representations and warranties contained herein. Such Holder understands that its investment in the Securities involves a high degree of risk. Such Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)          No Governmental Review. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)          Transfer or Resale. Such Holder understands that except as provided in the Investors’ Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Holder shall have delivered to the Partnership or the General Partner, as applicable, an opinion of counsel reasonably acceptable to it to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Holder provides the Partnership or the General Partner, as applicable, with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) none of the Partnership, the General Partner or any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of the Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Holder effecting a pledge of the Securities shall be required to provide the Partnership or the General Partner, as applicable, with any notice thereof or otherwise make any delivery to the Partnership or the General Partner, as applicable, pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f).

(g)          Legends. Such Holder understands that the certificates or other instruments representing the Warrants and, until such time as the resale of any of the Warrant Units has been registered under the 1933 Act as and to the extent contemplated by the Investors’ Rights Agreement, the certificates representing the Warrant Units, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (the “Securities Act”), (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT WITHOUT RESTRICTION, OR (III) THE ISSUER OF THE SECURITIES HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR ANY OTHER MARGIN LOAN ENTERED INTO BY THE HOLDER OF THE SECURITIES OR ITS AFFILIATES IN THE ORDINARY COURSE OF BUSINESS.

The legend set forth above shall be removed and the Partnership or the General Partner, as applicable, shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company ("DTC"), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Partnership or the General Partner, as applicable, with an opinion of counsel in a form reasonably acceptable to it to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Partnership or the General Partner, as applicable, shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

(h)          Validity; Enforcement. This Agreement and each Transaction Document to which it is a party has been duly and validly authorized, executed and delivered on behalf of such Holder and shall constitute the legal, valid and binding obligations of such Holder enforceable against such Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)          No Conflicts. The execution, delivery and performance by such Holder of this Agreement and each Transaction Document to which it is a party and the consummation by such Holder of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Holder, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Holder, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Holder to perform its obligations hereunder.

3.             REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP.

The Partnership represents and warrants to each of the Holders that:

(a)          Organization and Qualification. Each of the Partnership and its "Partnership Subsidiaries" (which for purposes of this Agreement means any entity in which the Partnership, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their businesses as now being conducted. Each of the Partnership and its Partnership Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Partnership Material Adverse Effect. As used in this Agreement, "Partnership Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Partnership and its Partnership Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Partnership to perform its obligations under the Transaction Documents to which it is a party. As used herein, "Transaction Documents" means this Agreement, the Warrants, the Investors’ Rights Agreement, the LLC Agreement Amendment, the Partnership Agreement Amendment and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement. The Partnership has furnished or made available to each of the Holders true, correct and complete copies of its constituent documents (including, without limitation, its Certificate of Limited Partnership and the Limited Partnership Agreement), as amended and as in effect on the date hereof.

(b)          Authorization; Enforcement; Validity. The Partnership has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party and to issue the Partnership Warrants and the Partnership Warrant Units in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents to which it is a party by the Partnership and the consummation by the Partnership of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Partnership Warrants and the issuance of Partnership Warrant Units issuable upon exercise of the Partnership Warrants, have been duly authorized by the Partnership and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Investors’ Rights Agreement and other filings as may be required by state securities agencies) no further filing, consent, or authorization is required by the Partnership, the General Partner as its general partner or its equityholders. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the Partnership, and constitute the legal, valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c)          Issuance of Securities. The issuance of the Partnership Warrants is duly authorized and, upon issuance, the Partnership Warrants shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof. Upon exercise in accordance with the Partnership Warrants, the Partnership Warrant Units will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Units or Subordinated Units, as applicable. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Partnership of the Partnership Warrants and the Partnership Warrant Units is exempt from registration under the 1933 Act.

(d)          No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Partnership and the consummation by the Partnership of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Partnership Warrants and the Partnership Warrant Units) will not (i) result in a violation of any certificate of limited partnership, articles of organization, certificate of formation or other constituent documents of the Partnership or any of its Partnership Subsidiaries, any equity interests of the Partnership or any of its Partnership Subsidiaries or the limited partnership agreement, bylaws or operating agreement of the Partnership or any of its Partnership Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Partnership or any of its Partnership Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the New York Stock Exchange (the "Principal Market") and applicable laws of the State of Delaware applicable to the Partnership or any of its Partnership Subsidiaries or by which any property or asset of the Partnership or any of its Partnership Subsidiaries is bound or affected).

(e)          Consents. Neither the Partnership nor any of its Partnership Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or regulatory or self-regulatory agency or other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Partnership is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Partnership and its Partnership Subsidiaries are unaware of any facts or circumstances that might prevent the Partnership from obtaining or effecting any of the registrations, applications or filings pursuant to the preceding sentence. The Partnership is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Units in the foreseeable future. The issuance by the Partnership of the Securities shall not have the effect of delisting or suspending the Common Units from the Principal Market.

(f)          Acknowledgment Regarding Holder's Purchase of Securities. The Partnership acknowledges and agrees that each Holder is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Holder is (i) an officer or director of the Partnership or any of its Partnership Subsidiaries, (ii) an "affiliate" of the Partnership or any of its Partnership Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Partnership, a "beneficial owner" of more than 10% of the Common Units (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Partnership further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Partnership or any of its Partnership Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Holder or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Holder's purchase of the Securities issued by the Partnership. The Partnership further represents to each Holder that the Partnership's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Partnership and its representatives.

(g)          No General Solicitation. None of the Partnership, any of its Partnership Subsidiaries or affiliates, or any Person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities issued by the Partnership. The Partnership shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Holder or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Partnership shall pay, and hold each Holder harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

(h)          No Integrated Offering. None of the Partnership, its Partnership Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities issued by the Partnership under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities issued by the Partnership to require approval of equityholders of the Partnership for purposes of the 1933 Act or any applicable equityholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Partnership are listed or designated. None of the Partnership, its Partnership Subsidiaries, their affiliates or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities issued by the Partnership under the 1933 Act or cause the offering of the Securities issued by the Partnership to be integrated with other offerings for purposes of any such applicable equityholder approval provisions.

(i)          Application of Takeover Protections; Rights Agreement. The Partnership and the General Partner have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Limited Partnership or the laws of the jurisdiction of its formation which is or could become applicable to any Holder as a result of the transactions contemplated by this Agreement, including, without limitation, the Partnership's issuance of the Partnership Warrants and Partnership Warrant Units and any Holder's ownership thereof. The Partnership has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Units or a change in control of the Partnership.

(j)          Capitalization. The number and type of all authorized, issued and outstanding partnership interests or rights of the Partnership has been set forth in Schedule 3(j) hereof. Schedule 3(j) sets forth all of the Record Holders (as defined in the Limited Partnership Agreement) of the Subordinated Units and each such Record Holder's ownership thereof as of the date hereof. All of such outstanding partnership interests are duly authorized and have been, or upon issuance will be, validly issued and fully paid and nonassessable. Except as set forth on Schedule 3(j), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any equity interests of the Partnership or any of its Partnership Subsidiaries, or contracts, commitments, understandings or arrangements by which the Partnership or any of its Partnership Subsidiaries is or may become bound to issue additional equity interests of the Partnership or any of its Partnership Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any equity interests of the Partnership or any of its Partnership Subsidiaries. No partnership interests or securities of the Partnership are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities issued by the Partnership. The Partnership does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement other than the long-term incentive plan currently in effect. The Partnership has made, since its inception, distributions in respect of its Common Units, Subordinated Units and General Partner Units (as defined in the Limited Partnership Agreement) in the amounts and at the times set forth in Schedule 3(j). Schedule 3(j) discloses the Cumulative Common Unit Arrearages (as defined in the Limited Partnership Agreement) under the Limited Partnership Agreement as of the date hereof.

(k)          Eligibility for Registration. The Partnership is eligible to register the Warrant Common Units for resale by the Holders using Form S-3 promulgated under the 1933 Act.

(l)     Transfer Taxes. On the Closing Date, all transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Partnership Warrants to be sold to each Holder hereunder will be, or will have been, fully paid or provided for by the Partnership, and all laws imposing such taxes will be or will have been complied with.

(m)     Investment Company Status. The Partnership is not, and upon consummation of the sale of the Securities issued by the Partnership, and for so long any Holder holds any Securities issued by the Partnership, will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(n)     Shell Company Status. The Partnership is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(o)     Qualified Publicly Traded Partnership. As of the date hereof and for so long as any of the Partnership Warrants or any equity interests in the Partnership issued pursuant to the exercise of the Partnership Warrants are outstanding and held by any of the Holders (or any of its Affiliates), the Partnership is, and will remain, a "qualified publicly traded partnership" as defined in Section 851(h) of the U.S. Internal Revenue Code of 1986, as amended.

4.             REPRESENTATIONS AND WARRANTIES OF THE GENERAL PARTNER.

The General Partner represents and warrants to each of the Holders that:

(a)          Organization and Qualification. Each of the General Partner and its "General Partner Subsidiaries" (which for purposes of this Agreement means any entity other than the Partnership in which the General Partner, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their businesses as now being conducted. Each of the General Partner and its General Partner Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a General Partner Material Adverse Effect. As used in this Agreement, "General Partner Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the General Partner and its General Partner Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the General Partner to perform its obligations under the Transaction Documents to which it is a party. The General Partner has furnished or made available to each of the Holders true, correct and complete copies of its constituent documents (including, without limitation, its Certificate of Formation and the Limited Liability Company Agreement), as amended and as in effect on the date hereof.

(b)          Authorization; Enforcement; Validity. The General Partner has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party and to issue the General Partner Warrant and General Partner Warrant Units in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents to which it is a party by the General Partner and the consummation by the General Partner of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the General Partner Warrants and the issuance of the General Partner Warrant Units issuable upon exercise of the General Partner Warrants have been duly authorized by the General Partner's members and (other than filings as may be required by state securities agencies) no further filing, consent, or authorization is required by the General Partner or its equityholders. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the General Partner, and constitute the legal, valid and binding obligations of the General Partner, enforceable against the General Partner in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c)          Issuance of Securities. The issuance of the General Partner Warrants is duly authorized and, upon issuance, the General Partner Warrants shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof. Upon exercise in accordance with the General Partner Warrants, the General Partner Warrant Units will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Class B Units. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the General Partner of the General Partner Warrants and the General Partner Warrant Units is exempt from registration under the 1933 Act.

(d)          No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the General Partner and the consummation by the General Partner of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the General Partner Warrants and the General Partner Warrant Units) will not (i) result in a violation of any certificate of formation or other constituent documents of the General Partner or any of its General Partner Subsidiaries, any equity interests of the General Partner or any of its General Partner Subsidiaries or the limited liability company agreement of the General Partner or any of its General Partner Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the General Partner or any of its General Partner Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and applicable laws of the State of Delaware applicable to the General Partner or any of its General Partner Subsidiaries or by which any property or asset of the General Partner or any of its General Partner Subsidiaries is bound or affected).

(e)          Consents. Neither the General Partner nor any of its General Partner Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or regulatory or self-regulatory agency or other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the General Partner is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the General Partner and its General Partner Subsidiaries are unaware of any facts or circumstances that might prevent the General Partner from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(f)          Acknowledgment Regarding Holder's Purchase of Securities. The General Partner acknowledges and agrees that each Holder is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Holder is (i) an officer or director of the General Partner or any of its General Partner Subsidiaries or (ii) an "affiliate" of the General Partner or any of its General Partner Subsidiaries (as defined in Rule 144). The General Partner further acknowledges that no Holder is acting as a financial advisor or fiduciary of the General Partner or any of its General Partner Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Holder or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Holder's purchase of the Securities issued by the General Partner. The General Partner further represents to each Holder that the General Partner's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the General Partner and its representatives.

(g)          No General Solicitation. None of the General Partner, any of its General Partner Subsidiaries or affiliates, or any Person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities issued by the General Partner. The General Partner shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Holder or its investment advisor) relating to or arising out of the transactions contemplated hereby. The General Partner shall pay, and hold each Holder harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

(h)          No Integrated Offering. None of the General Partner, its General Partner Subsidiaries, any of their affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities issued by the General Partner under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities issued by the General Partner to require approval of equityholders of the General Partner for purposes of the 1933 Act or any applicable equityholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the General Partner are listed or designated. None of the General Partner, its General Partner Subsidiaries, their affiliates or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities issued by the General Partner under the 1933 Act or cause the offering of the Securities issued by the General Partner to be integrated with other offerings for purposes of any such applicable equityholder approval provisions.

(i)          Application of Takeover Protections; Rights Agreement. The General Partner has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Limited Liability Company Agreement or the laws of the jurisdiction of its formation which is or could become applicable to any Holder as a result of the transactions contemplated by this Agreement, including, without limitation, the General Partner's issuance of the General Partner Warrants and the General Partner Warrant Units and any Holder's ownership thereof. The General Partner has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Units (as defined in the Limited Liability Company Agreement) or a change in control of the General Partner.

(j)          Capitalization. The number and type of all authorized, issued and outstanding limited liability company interests or rights of the General Partner has been set forth in Schedule 4(j) hereof. Schedule 4(j) sets forth all of the Members' (as defined in the Limited Liability Company Agreement) ownership of the Units as of the date hereof. All of such outstanding limited liability company interests are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth on Schedule 4(j), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any equity interests of the General Partner or any of its General Partner Subsidiaries, or contracts, commitments, understandings or arrangements by which the General Partner or any of its General Partner Subsidiaries is or may become bound to issue additional equity interests of the General Partner or any of its General Partner Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any equity interests of the General Partner or any of its General Partner Subsidiaries. No limited liability company interests or securities of the General Partner are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities issued by the General Partner. The General Partner does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The General Partner has made, since its inception, distributions in respect of its units in the amounts and at the times set forth in Schedule 3(j).

(k)     Transactions With Affiliates. None of the officers, directors or employees of the General Partner or any of its General Partner Subsidiaries is presently a party to any transaction with the General Partner or any of its General Partner Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the General Partner or any of its General Partner Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(l)     Incentive Distribution Rights and General Partner Units. The General Partner owns 100% of the Incentive Distribution Rights (as defined in the Limited Partnership Agreement) of the Partnership and 100% of the General Partner Units (as defined in the Limited Partnership Agreement) of the Partnership, and has not transferred, or entered into any agreement to transfer, any of such Incentive Distribution Rights or General Partner Units to any Person.

(m)     Business. From the time the General Partnership was originally formed, it has not engaged in any business or activity other than acting as the general partner of the Partnership and holding Partnership Securities (as defined in the Limited Partnership Agreement) of the Partnership.

(n)     Transfer Taxes. On the Closing Date, all transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the General Partner Warrants to be sold to each Holder hereunder will be, or will have been, fully paid or provided for by the General Partner, and all laws imposing such taxes will be or will have been complied with.

5.             COVENANTS.

(a)          Form D and Blue Sky. Each of the Partnership and the General Partner agrees to file a Form D respect to the Securities to be issued by it as required under Regulation D when such Securities are sold pursuant to the provisions of Regulation D and to provide a copy thereof to each Holder promptly after such filing. Each of the Partnership and the General Partner agrees to use its reasonable efforts to register or qualify the Securities under all applicable state securities or "Blue Sky" laws of such jurisdictions as any Investor shall reasonably request in writing; provided, however, that neither the Partnership nor the General Partnership will be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(b)          Reporting Status. Until the date on which the Holders shall have sold all the Partnership Warrant Units and none of the Partnership Warrants are outstanding (the "Reporting Period"), the Partnership shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Partnership shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Partnership shall take all actions necessary to maintain its eligibility to register the Warrant Common Units for resale by the Investors on Form S-3.

(c)          Financial Information. The Partnership agrees to send the following to each Holder during the Reporting Period: (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the 1934 Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Partnership or any of its Partnership Subsidiaries, and (iii) copies of any notices and other information made available or given to the equityholders of the Partnership generally, contemporaneously with the making available or giving thereof to the equityholders. Until the date on which the Holders shall have sold all the General Partner Warrant Units and none of the General Partner Warrants are outstanding, the General Partner agrees to send the following to each Holder: (i) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the General Partner or any of its General Partner Subsidiaries, and (ii) copies of any notices and other information made available or given to the equityholders of the General Partner generally, contemporaneously with the making available or giving thereof to the equityholders. As used herein, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(d)          Listing. The Partnership shall promptly secure the listing of all of the Warrant Common Units upon each national securities exchange and automated quotation system, if any, upon which the Common Units are then listed (subject to official notice of issuance) and shall maintain such listing of all Warrant Common Units from time to time issuable under the terms of the Transaction Documents. The Partnership shall maintain the authorization for quotation of the Common Units on the Principal Market. Neither the Partnership nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Units on the Principal Market. The Partnership shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

(e)     Pledge of Securities. Each of the Partnership and the General Partner acknowledges and agrees that the Securities may be pledged by a Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Holder effecting a pledge of Securities shall be required to provide the Partnership or the General Partner with any notice thereof or otherwise make any delivery to the Partnership or the General Partner pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that a Holder and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. Each of the Partnership and the General Partner hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Holder.

(f)          Existence. So long as any Holder beneficially owns any Partnership Warrants or Partnership Warrant Units, the Partnership shall maintain its limited partnership existence and shall not be party to any Fundamental Transaction (as defined in the Partnership Warrants) unless the Partnership is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Partnership Warrants. So long as any Holder beneficially owns any General Partner Warrants or General Partner Warrant Units, the General Partner shall maintain its limited liability existence and shall not be party to any Fundamental Transaction (as defined in the General Partner Warrants) unless the General Partner is in compliance with the applicable provisions governing Fundamental Transactions set forth in the General Partner Warrants.

(g)     Public Information. At all times during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Warrant Common Units, if a registration statement is not available for the resale of all of the Warrant Common Units, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), the Partnership shall: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Partnership under the 1933 Act and the 1934 Act so long as the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (iii) furnish to each Investor so long as such Investor owns Common Unit Warrants or Warrant Common Units, promptly upon request, (i) a written statement by the Partnership, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, and (ii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

6.             OMITTED.

7.             MISCELLANEOUS.

(a)          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original and not a facsimile signature.

(c)          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)          Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)          Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Holders, the Partnership, the General Partner, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the Partnership, the General Partner or any Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Partnership, the General Partner and the holders of at least fifty percent (50%) of the aggregate amount of each class of the Securities issuable under the Warrants (the "Required Holders"), and any amendment to this Agreement made in conformity with the provisions of this Section 7(e) shall be binding on all Holders and holders of Securities; provided that any such amendment that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Holder relative to the comparable rights and obligations of the other Holders shall require the prior written consent of such adversely affected Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents and holders of the Warrants. The Partnership has not, directly or indirectly, made any agreements with any Holders relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Partnership confirms that, except as set forth in this Agreement, no Holder has made any commitment or promise or has any other obligation to provide any financing to the Partnership or otherwise.

(f)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Partnership:

Oxford Resource Partners, LP

41 South High Street, Suite 3450

Columbus, OH 43215

Telephone: (614) 643-0332

Facsimile: (614) 754-7100
Attention: Chief Legal Officer

E-mail: dmaher@oxfordresources.com

With a copy to:

Squire Sanders (US) LLP

2000 Huntington Center

41 South High Street

Columbus, Ohio 43215
Telephone: (614) 365-2700
Facsimile: (614) 365-2499
Attention: Donald W. Hughes

E-mail: Don.Hughes@squiresanders.com

If to the General Partner:

Oxford Resources GP, LLC

41 South High Street, Suite 3450

Columbus, OH 43215

Telephone: (614) 643-0332

Facsimile: (614) 754-7100
Attention: Chief Legal Officer

E-mail: dmaher@oxfordresources.com

With a copy to:

Squire Sanders (US) LLP

2000 Huntington Center

41 South High Street

Columbus, Ohio 43215
Telephone: (614) 365-2700
Facsimile: (614) 365-2499
Attention: Donald W. Hughes

E-mail: Don.Hughes@squiresanders.com

If to a Holder, to its address and facsimile number set forth on the Schedule of Holders, with copies to such Holder's representatives as set forth on the Schedule of Holders,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone:  (212) 756-2000

Facsimile:     (212) 593-5955

Attention:    Frederic L. Ragucci, Esq.

                      and Robert Goldstein

E-mail:          frederic.ragucci@srz.com

                      and robert.goldstein@srz.com

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Warrants. The Partnership shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless the Partnership is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants). A Holder may assign some or all of its rights hereunder without the consent of the Partnership, in which event such assignee shall be deemed to be a Holder hereunder with respect to such assigned rights.

(h)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)          Survival. The representations and warranties of the Holders, the Partnership and the General Partner contained in Sections 2, 3 and 4, and the agreements and covenants set forth in Sections 5 and 7, shall survive the Closing. Each Holder shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)          No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(l)          Remedies. Each Holder and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each of the Partnership and the General Partner recognizes that, in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Holders. Each of the Partnership and the General Partner therefore agrees that the Holders shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m)          Independent Nature of Holders' Obligations and Rights. The obligations of each Holder under any Transaction Document are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as, and each of the Partnership and the General Partner acknowledges that the Holders do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group, and neither the Partnership nor the General Partner shall assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and each of the Partnership and the General Partner acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each of the Partnership and the General Partner acknowledges and each Holder confirms that it has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, each Holder, the Partnership and the General Partner have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

PARTNERSHIP: OXFORD RESOURCE PARTNERS, LP By: Oxford Resources GP, LLC, its general partner
By: /s/ Daniel M. Maher Daniel M. Maher, Senior Vice President

[Signature Page to Warrant Issuance Agreement]

IN WITNESS WHEREOF, each Holder, the Partnership and the General Partner have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

GENERAL PARTNER: OXFORD RESOURCES GP, LLC
By: /s/ Daniel M. Maher Daniel M. Maher, Senior Vice President

[Signature Page to Warrant Issuance Agreement]

IN WITNESS WHEREOF, each Holder, the Partnership and the General Partner have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

HOLDERS:
TENNENBAUM OPPORTUNITIES PARTNERS V, LP By: /s/ Howard M. Levkowitz Name: Howard M. Levkowitz Title: Managing Partner

[Signature Page to Warrant Issuance Agreement]

IN WITNESS WHEREOF, each Holder, the Partnership and the General Partner have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

HOLDERS:
TENNENBAUM OPPORTUNITIES FUND VI, LLC By: /s/ Howard M. Levkowitz Name: Howard M. Levkowitz Title: Managing Partner

[Signature Page to Warrant Issuance Agreement]

IN WITNESS WHEREOF, each Holder, the Partnership and the General Partner have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

HOLDERS:

OXFORD RESOURCE HOLDINGS, LLC

By TENNENBAUM OPPORTUNITIES PARTNERS V, LP
Its Member

By Tennenbaum Capital Partners, LLC
Its Investment Manager

By:	/s/ Howard M. Levkowitz
Name: Howard M. Levkowitz
Title: Managing Partner

By TENNENBAUM OPPORTUNITIES FUND VI, LLC
Its Member

By Tennenbaum Capital Partners, LLC
Its Investment Manager

By:	/s/ Howard M. Levkowitz
Name: Howard M. Levkowitz
Title: Managing Partner

[Signature Page to Warrant Issuance Agreement]

IN WITNESS WHEREOF, each Holder, the Partnership and the General Partner have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

HOLDERS:

A544 ACQUISITION LLC

By:  PIMCO Distressed Credit Fund, L.P.,

its managing member

By:  PIMCO GP VII, its general partner

By:  Pacific Investment Management Company

LLC, its managing member

By: /s/ Adam L. Gubner

       Name: Adam L. Gubner

       Title: Senior Vice President

[Signature Page to Warrant Issuance Agreement]

IN WITNESS WHEREOF, each Holder, the Partnership and the General Partner have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

HOLDERS:

A544 ACQUISITION-B LLC

By:  PIMCO Distressed Credit Fund B, L.P.,

its managing member

By:  PIMCO GP VII, its general partner

By:  Pacific Investment Management Company

LLC, its managing member

By: /s/ Adam L. Gubner

       Name: Adam L. Gubner

       Title: Senior Vice President

[Signature Page to Warrant Issuance Agreement]

SCHEDULE OF HOLDERS

Holder	Address and Facsimile Number	Common Unit Warrants	Subordinated Unit Warrants	General Partner Warrants
Tennenbaum Opportunities Partners V, LP	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, California 90405 Attention:Asher Finci Facsimile: (310) 899-4950	702,034	651,246
Tennenbaum Opportunities Fund VI, LLC	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, California 90405 Attention:Asher Finci Facsimile: (310) 899-4950	601,743	558,211
Oxford Resource Holdings, LLC	c/o Tennenbaum Capital Partners, LLC 2951 28th Street, Suite 1000 Santa Monica, California 90405 Attention:Asher Finci Facsimile: (310) 899-4950			157.472048
A 544 Acquisition LLC		514,992	477,735	62.201459
A 544 Acquisition-B LLC		136,897	126,993	16.534565
Total		1,955,666	1,814,185	236.208072